Exhibit 10.1

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the “Commission”) pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked by a series of asterisks.

FEE AGREEMENT
BETWEEN NUANCE COMMUNICATIONS, INC.
AND MEDQUIST INC.

This Fee Agreement (“Fee Agreement”), dated June 30, 2011 (“Fee Agreement Effective Date”), is by and between Nuance Communications, Inc., with offices located at 1 Wayside Road, Burlington, MA 01803 (“Nuance”), and MedQuist Inc., with offices located at 9009 Carothers Parkway, Suite C-2, Franklin, TN 37067 (“Licensee”), and supplements and amends the DEP Agreement (as defined below) and the SpeechQ Agreement (as defined below), hereinafter together referred to as the “Underlying Agreements.”

WHEREAS, Licensee and Nuance are parties to the Underlying Agreements; and

WHEREAS, the parties desire to supplement and amend the fee arrangements and related provisions in the Underlying Agreements as set forth in this Fee Agreement.

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed by and between the parties to this Fee Agreement as follows:

ARTICLE I: DEFINITIONS

1.1    For the purposes of this Fee Agreement, the following capitalized terms shall have the meanings ascribed below:

•	“Fee Agreement Term” means the term of this Fee Agreement as defined in Article VI of this Fee Agreement.

•
“DEP Agreement” means the Licensing Agreement entered into by and between MedQuist Inc. acting on behalf of its wholly owned subsidiaries (direct and indirect) and Nuance Communications, Inc. (as successor in interest to Philips Speech Recognition Systems GmbH) dated May 22, 2000 (as amended by Amendment No. 1 to Licensing Agreement dated January 1, 2002, Amendment No. 2 to Licensing Agreement dated December 10, 2002, Amendment No. 3 to Licensing Agreement dated August 10, 2003, Amendment No. 4 to Licensing Agreement dated September 1, 2004, Amendment No. 5 to Licensing Agreement dated December 30, 2005, Amendment No. 6 to Licensing Agreement dated January 1, 2007, and Amendment No. 7 to Licensing Agreement dated November 10, 2009).

•	“SpeechQ Agreement” means that certain License Agreement by and between Nuance Communications, Inc. and MedQuist Inc. dated November 10, 2009.

ARTICLE II: SPEECHMAGIC FOR DEP

2.1.    This Article II is hereby incorporated into and made a part of the DEP Agreement. Except as modified by this Article II, the DEP Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms. In the event that the terms of this Article II conflict with the terms of the DEP Agreement, the terms of this Article II shall govern. Capitalized terms utilized in this Article II but not otherwise defined herein shall have the meanings ascribed to them in the DEP Agreement. All references in the DEP Agreement to provisions in the DEP Agreement that are modified herein shall be read as modified by this Fee Agreement (including without limitation this Article II, Article IV and Article V).

2.2     By way of clarification to the license granted in the DEP Agreement, the parties agree that Licensee's use of the Licensed Product (in Object Code only), and Documentation, is solely for Licensee's internal use, only as integrated within Licensee's DocQment Enterprise Platform software currently used by Licensee to deliver its Services as of the Fee Agreement Effective Date, without the requirement to count and report ASR Lines as per Paragraph 1.5 of Amendment No. 6 to the DEP Agreement.

2.3    Subject to the terms and conditions of the DEP Agreement and this Article II, and the fees as per Article V of this Fee Agreement, the parties hereby agree that Licensee's rights and obligations in the following provisions of the DEP Agreement are

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hereby suspended and shall not be of any effect during the Fee Agreement Term:

Paragraph 1.4 of Amendment No. 6 to the DEP Agreement (except for the first sentence thereof);
Paragraph 1.5 of Amendment No. 6 to the DEP Agreement (except for the last two sentences thereof);
Section 4.3 of the DEP Agreement
Section 4.4 of the DEP Agreement
Section 7.2.1(ii) of the DEP Agreement; and
Section 7.2.1(iii) of the DEP Agreement.

2.4    The last two sentences of Paragraph 1.5 of Amendment No. 6 to the DEP Agreement are hereby amended and restated as follows:

In addition to Nuance's obligations with respect to new releases under the Agreement, if Nuance releases an Update or an Upgrade to the Licensed Product, Nuance will provide Licensee, as part of and during the term of Maintenance services pursuant to Article IV of the Fee Agreement, with the same generally available Update and/or Upgrade that it provides to all its customers of the Licensed Product and will use commercially reasonable efforts to ensure interoperability with the previous Update or Upgrade so that Licensee is able to upgrade to the new Update or Upgrade as per the Maintenance services. Subject to applicable law, rules and regulations, including, without limitation, HIPAA, Licensee will continue to supply voice and text files to Nuance until the grant of the license under this Agreement expires or is earlier terminated in accordance with its terms.

2.5    Section 3.4 of Schedule C to the DEP Agreement is hereby amended and restated as follows:

THE FOREGOING STATES NUANCE'S ENTIRE LIABILITY TO MEDQUIST FOR INFRINGEMENT OF ANY THIRD-PARTY COPYRIGHTS, PATENTS OR OTHER PROPRIETARY RIGHTS (“THIRD-PARTY CLAIMS”). SUCH LIABILITY EXTENDS ONLY TO THE ACTIVITIES OF MEDQUIST UNDER THIS AGREEMENT AND NOT TO (i) ANY USE OR OTHER ACTIVITIES OF END USERS, CUSTOMERS OR OTHER THIRD PARTIES OR (ii) LIABILITIES INCURRED BY MEDQUIST ARISING FROM ANY OTHER ACTIVITIES OF END USERS, CUSTOMERS OR OTHER THIRD PARTIES. IN NO EVENT WILL NUANCE'S LIABILITY TO MEDQUIST (I) FOR SUCH THIRD-PARTY CLAIMS *******, AND (II) IN ALL OTHER CASES, EXCEPT FOR BREACH OF MEDQUIST'S INTELLECTUAL PROPERTY TO WHICH NUANCE HAS ACCESS UNDER THIS AGREEMENT, AND CONFIDENTIALITY OBLIGATIONS UNDER THE AGREEMENT, *******. EXCEPT AS STATED HEREIN, NUANCE WILL NOT BE LIABLE FOR ANY LOSS OR DAMAGE OF WHATEVER KIND (INCLUDING, IN PARTICULAR, ANY INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES, LOSS OF TURNOVER OR PROFIT) SUFFERED BY MEDQUIST OR ANY OTHER PERSON AS A RESULT OF ANY SUCH THIRD PARTY CLAIMS.

2.6    Section 4.2 of Schedule C to the DEP Agreement is hereby amended and restated as follows:

THE FOREGOING STATES MEDQUIST'S ENTIRE LIABILITY TO NUANCE FOR THIRD-PARTY CLAIMS. IN NO EVENT WILL MEDQUIST'S LIABILITY TO NUANCE (I) FOR SUCH THIRD-PARTY CLAIMS *******, AND (II) IN ALL OTHER CASES, EXCEPT FOR BREACH OF THE SCOPE OF THE LICENSE GRANT AS PER SECTION 2.1, AND CONFIDENTIALITY OBLIGATIONS UNDER THE AGREEMENT, *******. EXCEPT AS STATED HEREIN, MEDQUIST WILL NOT BE LIABLE FOR ANY LOSS OR DAMAGE OF WHATEVER KIND (INCLUDING, IN PARTICULAR, ANY INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES, LOSS OF TURNOVER OR PROFIT) SUFFERED BY NUANCE OR ANY OTHER PERSON AS A RESULT OF ANY SUCH THIRD-PARTY CLAIMS.

2.7    Section 7.2.1(i) of the DEP Agreement is hereby amended and restated as follows:

MedQuist defaults in any payment due to Nuance (other than Maintenance Fees) pursuant to this Agreement and such default continues for a period of thirty (30) business days after written notice to MedQuist;

2.8    Section 11.4 of the DEP Agreement is hereby amended to add “or license restrictions” in the first sentence of Section 11.4 immediately after the reference to “confidentiality obligations.”

ARTICLE III: SPEECHMAGIC FOR SPEECHQ

3.1    This Article III is hereby incorporated into and made a part of the SpeechQ Agreement. Except as modified by this Article

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III, the SpeechQ Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms. In the event that the terms of this Article III conflict with the terms of the SpeechQ Agreement, the terms of this Article III shall govern. Capitalized terms utilized in this Article III but not otherwise defined herein shall have the meanings ascribed to them in the SpeechQ Agreement. All references in the SpeechQ Agreement to provisions in the SpeechQ Agreement that are modified herein shall be read as modified by this Fee Agreement (including without limitation this Article III, Article IV and Article V).

3.2    For the purposes of this Article III only, the following capitalized term shall have the meaning ascribed below:

“SpeechQ Licenses” means the licenses of Run-Time Software incorporated in the Designated Application licensed to End Users, as per the terms of Article 2 of the SpeechQ Agreement, on or after the Fee Agreement Effective Date and during the Fee Agreement Term.

3.3    Subject to the terms and conditions of the SpeechQ Agreement and this Article III, and the fees as per Article V of this Fee Agreement, the parties hereby agree that Licensee may distribute and sublicense ******* SpeechQ Licenses during the Fee Agreement Term.

3.4    Subject to the terms and conditions of the SpeechQ Agreement and this Article III, and the fees as per Article V of this Fee Agreement, the parties hereby agree that Licensee's rights and obligations in the following provisions of the SpeechQ Agreement are hereby suspended and shall not be of any effect during the Fee Agreement Term:

Section 1.12 of the SpeechQ Agreement;
Article 3 of the SpeechQ Agreement;
Section 4.1.1 of the SpeechQ Agreement;
Section 4.1.2 of the SpeechQ Agreement;
The last sentence of Section 4.2 of the SpeechQ Agreement;
Section 4.5 of the SpeechQ Agreement;
Section 4.6 of the SpeechQ Agreement;
Section 4.7 of the SpeechQ Agreement;
Section 6.4 of the SpeechQ Agreement
Section 6.5 of the SpeechQ Agreement;
Section 6.6 of the SpeechQ Agreement;
The phrase “or confidentiality” in Section 7.2.2 of the SpeechQ Agreement;
Section 7.2.3 of the SpeechQ Agreement (solely with respect to the termination right of Licensor);
Section 7.2.4 of the SpeechQ Agreement (solely with respect to the termination right of Licensor);
The phrases “Minimum Payment and” and “Section 3.2 and” in Section 7.6 of the SpeechQ Agreement;
Section 2(a) of Addendum C to the SpeechQ Agreement; and
Section 2(b) of Addendum C to the SpeechQ Agreement.
Section 6.2 of the SpeechQ Agreement.

3.5    The second sentence of Section 6.7 of the SpeechQ Agreement is hereby amended and restated as follows:

Nuance will use commercially reasonable efforts to provide staffing levels to meet the service level Maintenance commitments as per the Agreement.

3.6    Section 7.2.1 of the SpeechQ Agreement is hereby amended and restated as follows:

By Licensor: if Licensee fails to make timely payments (other than Maintenance Fees) to Nuance as required pursuant to this Agreement, and any such failure is not remedied within thirty (30) business days after receipt by Licensee of Licensor's written notice;

3.7    Section 9.2 of the SpeechQ Agreement is hereby amended and restated as follows:

MAXIMUM LIABILITY: LICENSOR'S TOTAL LIABILITY TO LICENSEE FROM ANY AND ALL CAUSES SHALL BE LIMITED TO *******. THIS LIMITATION OF LIABILITY IS CUMULATIVE WITH ALL LICENSOR PAYMENTS BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT. THE EXISTENCE OF MORE THAN ONE CLAIM SHALL NOT ENLARGE OR EXTEND THE LIMIT.

3.8    Section 10.4 is hereby added to Article 10 of the SpeechQ Agreement as follows:

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10.4    Notwithstanding anything in this Agreement to the contrary, either party may disclose Confidential Information if required by court order or governmental authority, provided that such party promptly notifies the other party that it may be required to make a disclosure, in order to allow the other party to seek a protective order or other appropriate remedy from the proper authority. Such notice shall contain reasonably sufficient information to allow the other party to so challenge or protect such disclosure of its Confidential Information, but need not include any copies of court orders or subpoenas related to the disclosure. The party being required to disclose Confidential Information will reasonably co-operate with the party that owns the Confidential Information, in seeking a protective order or other remedy, or in defining the scope of any required disclosure and use reasonable efforts to make such disclosure subject to a protective order or confidentiality agreement.

3.9    Licensee agrees that it will distribute licenses and/or copies of SpeechQ Licenses only to fulfill its obligations to deliver Designated Applications to an End-User for use by an End-User, pursuant to an End-User order. Licensee will not distribute licenses and/or copies of SpeechQ Licenses in order to stock-pile, either by itself or with a third-party, such licenses and/or copies without a corresponding delivery obligation of Designated Applications to an End-User pursuant to an End-User order for licenses to use Designated Application.

3.10    Section 2.7 is hereby added to Article 2 of the SpeechQ Agreement:

In the event of a breach of the confidentiality obligations or license restrictions set forth in this Agreement, or in the event that a party makes a good faith determination that a breach of the terms of this Agreement by the other party is such that the damages to such party resulting from the breach will be so immediate, so large or severe, and so incapable of adequate redress after the fact that a temporary restraining order or other immediate injunctive relief is a necessary remedy, then such party may file a pleading with a court seeking immediate injunctive relief.

ARTICLE IV: MAINTENANCE & SUPPORT

For all Nuance software provided to Licensee pursuant to the Underlying Agreements, Nuance shall provide maintenance and support services as per the SLA Agreement (also referred to as the “Support Agreement”) attached to Amendment No. 1 of the DEP Agreement (hereinafter referred to as “Maintenance”). Maintenance services will begin upon the Fee Agreement Effective Date for an initial term of one (1) year (“Maintenance Year 1”), and shall automatically renew for successive one-year terms (each, a “Renewal Service Term”), unless (i) canceled in writing by Licensee at least thirty (30) days prior to the annual renewal date or (ii) the Fee Agreement is terminated or expires in accordance with its terms. Maintenance services will be provided during the Fee Agreement Term as long as Licensee pays the corresponding fee set forth in Article V of this Fee Agreement (referred to as the “Maintenance Fee”).

The following definitions are amended and/or clarified as they relate to Maintenance:

4.2.1    Section 1.14 of the DEP Agreement is hereby amended to include “or 'Update'” following “'Maintenance Release.'”

4.2.2    Section 1.15 of the DEP Agreement is hereby amended to include “or 'Upgrade'” following “'Major Release.'”

4.2.3    “Normal Business Day” as defined in the Support Agreement is amended and restated as follows:

“Normal Business Day” means 9:00 AM until 5:00 PM, Monday through Friday, United States Central Time.

4.3    If there is a break between the expiration or termination of Maintenance services and the reinstatement of Maintenance services, Licensee shall pay Nuance (i) the Maintenance Fees~~)~~ that would have accrued during the intervening period between expiration or termination of the Maintenance and the reinstatement thereof (at the rate for Maintenance services in Article V of this Fee Agreement), and (ii) for any professional services, at Nuance's then-current rates, for the repairs or modifications necessary to bring Licensee into compliance with Nuance's then-current specifications. Such payments shall be made prior to renewing any Maintenance, which will be renewed at then current Licensor rates.

ARTICLE V: FEES

5.1    Subject to the individual terms and conditions of the Underlying Agreements, as amended by this Fee Agreement (and notwithstanding anything to the contrary in Amendment No. 4 to the DEP Agreement, Sections 1 and 2 of Amendment No. 5 to the DEP Agreement, and Schedule D to the DEP Agreement), Licensee hereby agrees to pay the following fees to Nuance:

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License Fees:

******* on the Fee Agreement Effective Date;
******* on August 15, 2011; and
******* on September 15, 2011.

Maintenance Year 1 Fee:

******* on the Fee Agreement Effective Date;
******* on August 15, 2011; and
******* on September 15, 2011.

For each Renewal Service Term, Licensee will pay an annual Maintenance Fee at the rate of ******* per year, payable quarterly in advance.

5.2    All payments by Licensee to Nuance set forth in this Article V shall be made by the due date set forth above by mail or wire transfer as follows:

By Mail	By Wire
Nuance Communications, Inc.	Citibank, N.A.
P.O. Box 2561	111 Wall Street
Carol Stream, IL 60132-2561	New York, NY 10043
Account No: 30641706
ABA No.: 021000089
SWIFT Code: CITIUS33
Account Name: Nuance Communications, Inc.

5.3    For Maintenance Fees, Nuance reserves the right to suspend Maintenance services upon written notice to Licensee until all amounts due are paid in full, unless such failure to pay is due to a good faith dispute concerning amounts invoiced and Nuance has received notice of such dispute from Licensee thirty (30) days of Licensee's receipt of the invoice. Licensee shall be liable for interest at the rate of seven and one-half percent (7.5%) per annum of the total amount due pursuant to this Fee Agreement.
5.4     All fees in Article V are listed as exclusive of all taxes. If any sales, use, excise or similar taxes or any import duty or export duty should be imposed on Nuance in connection with the Underlying Agreements and the fees charged as per Article V of this Fee Agreement, Licensee shall either bear such tax or duty by a direct payment to the taxing authority or shall reimburse Licensor for such tax or duty paid by Nuance.

ARTICLE VI: TERM AND TERMINATION.

6.1    The term of this Fee Agreement (the “Fee Agreement Term”) shall commence on the Fee Agreement Effective Date and, unless any right herein is sooner terminated in accordance with the respective Underlying Agreements, or if terminated by mutual written consent of the parties, shall continue until the end of the Initial Term of the Underlying Agreements (i.e., until June 30, 2015).

6.2    Upon expiration or termination of the Fee Agreement Term, whichever occurs first, the parties' rights and obligations under this Fee Agreement shall terminate and shall be governed by the terms of the individual Underlying Agreements.

ARTICLE VII: MISCELLANEOUS

7.1    Except as modified by this Fee Agreement, the Underlying Agreements shall remain in full force and effect and shall be enforceable in accordance with their individual terms, including, but not limited to, payment of any fees or royalties due before the Fee Agreement Effective Date. In the event that the terms of this Fee Agreement conflict with the terms of the respective Underlying Agreement, the terms of this Fee Agreement shall govern.

7.2    The existence and terms of this Fee Agreement are and shall remain strictly confidential.  The Parties to this Fee Agreement shall not disclose the existence or terms of this Fee Agreement, whether generally or specifically, to any third party, except as may

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be required by a order of a governmental authority or court of competent jurisdiction. Notwithstanding the foregoing, Nuance acknowledges and agrees that Licensee intends to comply with its reporting obligations to the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended (including the filing of a Current Report on Form 8-K promulgated thereunder) in connection with the execution of this Fee Agreement. To the extent that either Party is obligated to file this Fee Agreement with the SEC, such Party shall to the maximum extent possible seek confidential treatment for any provisions of this Fee Agreement that either Party reasonably believes would disclose trade secrets or confidential commercial or financial information and therefore, in such case, the Parties shall coordinate such filing efforts.  Without limiting the foregoing, the filing Party shall, a reasonable time before making any such filing, consult with the non-filing Party in determining what portions of this Fee Agreement must be identified for such confidential treatment.

7.3    This Fee Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law principles thereof.

7.4    Licensee acknowledges that as of the Fee Agreement Effective Date, Nuance has delivered all items required under the Underlying Agreements, except for Licensor deliverables under Maintenance services.

7.5    This Fee Agreement may be executed by electronic transmission or facsimile and in two (2) or more counterparts, each of which shall constitute one (1) and the same instrument.

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[Signature Page to Fee Agreement]
IN WITNESS WHEREOF, this Fee Agreement has been duly executed by the parties hereto as of the Fee Agreement Effective Date.

MedQuist Inc. Signature: /s/ Peter L. Masanotti Name: Peter L. Masanotti Title: President & CEO Date: June 30, 2011	Nuance Communications, Inc. Signature: /s/ Ricahrd D. Booth Name:Richard. D. Booth Title:VP Finance Date:June 30, 2011

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